11. Hi Brands International Inc. - Centuria Foods Agreement	12 Months Ended
Dec. 31, 2016
Notes
11. Hi Brands International Inc. - Centuria Foods Agreement

11. Hi Brands International Inc. – Centuria Foods Agreement

On February 6, 2015, the Company formed Hi Brands International Inc., a Nevada Corporation and wholly owned subsidiary of Cannabis Sativa, Inc.

On February 25, 2015, the Company through its wholly owned subsidiary Hi Brands International, Inc. (jointly referred to hereinafter as “Cannabis Sativa”), entered into a Purchase, Supply and Joint Venture Agreement (the “Agreement”), with Centuria Natural Foods, Inc. (“Centuria”) whereby Cannabis Sativa will market Centuria’s proprietary CBD (Cannabidiol) Rich Hemp Oil products (the “Products”).

The initial term of the Agreement is one year which may be renewed for additional one year periods upon the mutual agreement of the parties.  Within the first 90 days of the initial term of the Agreement, Cannabis Sativa shall order at least 5,000 units of Product.  Thereafter, Cannabis Sativa shall order at least 5,000 units of Product per month with the additional requirement that Cannabis Sativa order a minimum of 55,000 units of Product during the first 12 months of the Agreement.  Fifty percent of all gross revenue generated by the sale of the Products will be paid to Cannabis Sativa and fifty percent will be paid to Centuria.

As of December 31, 2016, there has not been any activity in Hi Brands International Inc. other than the execution of the above agreement.  The Company has not ordered any product under this agreement as of December 31, 2016.  On October 6, 2016, this agreement was terminated by mutual consent.